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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) APRIL 7, 1999


                         TELEBANC FINANCIAL CORPORATION
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             (Exact name of registrant as specified in its charter)


          Delaware                   33-76930                13-3759196
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       (State or other       (Commission File Number)       (IRS Employer
       jurisdiction of                                   Identification No.)
       incorporation)


1111 North Highland Street, Arlington, Virginia                 22201
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code: (703) 247-3700
                                                    --------------


                                 Not Applicable
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          (Former name or former address, if changed since last report)


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Item 5.       Other Events.

              On April 7, 1999, TeleBanc Financial Corporation signed an agreement to purchase the building located at 1111 North Highland Street, Arlington, Virginia, the site of its current main headquarters, for $10,200,000. The agreement contemplates a closing within 30 days and is subject to ordinary conditions and satisfactory completion of due diligence.



Item 7.       Financial Statements and Exhibits.

       (a)    Not applicable.

       (b)    Not applicable.

       (c)    Not applicable.


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                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       TELEBANC FINANCIAL CORPORATION

Date: April 8, 1999                    By: /s/ SANG HAN
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                                          Sang Han
                                          Controller and Acting Chief Financial
                                          Officer